UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2013

OFFICIAL PAYMENTS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33475 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
3550 Engineering Drive, Suite 400 Norcross, Georgia (Address of Principal Executive Offices)		30092 (Zip Code)
Registrant's telephone number, including area code: (770) 325-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 7, 2013, the Company announced that it will hold its 2013 Annual Meeting of Stockholders on Thursday, March 21, 2013.  Stockholders of record at the close of business on February 5, 2013 are entitled to notice of, to attend and to vote at the annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICIAL PAYMENTS HOLDINGS, INC.
	By:	/s/ Jeff Hodges
	Name:	Jeff Hodges
	Title:	Chief Financial Officer
Date: January 7, 2013